Exhibit 99.1

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA WESTERN DIVISION Case No. 15-cv-07568-SJO (MRWx) Hon. S. James Otero ON BEHALF OF RESONANT INC., STIPULATION AND AGREEMENT OF SETTLEMENT STIPULATION AND AGREEMENT OF SETTLEMENT 15-CV-07568-SJO (MRWX) LISA DOYLE, DERIVATIVELY AND Plaintiff, v. TERRY LINGREN, et al., Defendants, and RESONANT INC., Nominal Defendant.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 This Stipulation and Agreement of Settlement (the “Stipulation”), dated December 14, 2017, is made and entered into by and among the following Settling Parties (as defined herein), each by and through their respective counsel: (i) plaintiff to the above-captioned shareholder derivative action (the “Action”), Lisa Doyle (“Plaintiff”), derivatively on behalf of Resonant Inc. (“Resonant” or the “Company”); (ii) defendants Terry Lingren, John E. Major, Robert B. Hammond, Janet K. Cooper, Rick Kornfeld and Thomas R. Joseph (collectively, the “Individual Defendants”); and (iii) nominal defendant Resonant (together with the Individual Defendants, “Defendants”). This Stipulation, subject to the approval of the United States District Court for the Central District of California (the “Court”), is intended by the Settling Parties to fully, finally, and forever compromise, resolve, discharge, and settle the Released Claims (as defined herein) and to result in the complete dismissal of the Action with prejudice, upon the terms and subject to the conditions set forth herein, and without any admission or concession as to the merits of any of the Settling Parties’ claims or defenses. I. INTRODUCTION On September 25, 2015, Plaintiff filed her Verified Shareholder Derivative Complaint. Plaintiff alleges that the Individual Defendants breached their fiduciary duties to Resonant by causing or recklessly permitting Resonant to make false and misleading statements regarding (i) the valuation of warrant liabilities, weighted average shares outstanding, and earnings per share; (ii) the effectiveness of Resonant’s internal controls; and (iii) Resonant’s ability to meet a milestone under a development agreement with Skyworks Solutions, Inc. On November 16, 2015, the Court stayed the Action, pursuant to the parties’ stipulation, pending further developments in the ongoing litigation of a consolidated securities class action pending in the Court against Resonant and certain of Resonant’s officers, styled In re Resonant Inc. Sec. Litig., Master File No. 15-cv-01970-SJO (MRWx) (the “Securities Class Action”). See Dkt. No. 22. On July 13, STIPULATION AND AGREEMENT - 1 - OF SETTLEMENT 15-CV-07568-SJO (MRWX)

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 2017, the Court granted preliminary approval of a proposed settlement of the Securities Class Action and set a final approval hearing date of November 20, 2017. In late 2016, the Settling Parties began arm’s-length negotiations regarding a potential settlement of the Action. The negotiations intensified after the parties to the Securities Class Action reached an agreement in principle to settle the Securities Class Action. Over a period of several months, the Settling Parties engaged in multiple rounds of negotiations, involving multiple discussions between and among counsel for the Defendants and Plaintiff’s Counsel, and exchanged draft settlement proposals. Those negotiations culminated in the Settling Parties reaching an agreement in principle to settle this Action upon the terms and subject to the conditions set forth herein, including the corporate governance reforms Resonant will institute. After reaching an agreement on the corporate governance reforms, the Parties negotiated at arm’s length the attorneys’ fees and reimbursement of expenses to be paid to Plaintiff’s counsel, subject to Court approval, in connection with this Settlement. II. PLAINTIFF’S COUNSEL’S INVESTIGATION AND RESEARCH, PLAINTIFF’S CLAIMS, AND THE BENEFIT OF SETTLEMENT Plaintiff’s Counsel conducted an investigation relating to the claims and the underlying events alleged in the Action, including, but not limited to: (1) reviewing and analyzing the Company’s public filings with the United States Exchange Commission (“SEC”), press releases, announcements, investor conference calls, and news articles; (2) reviewing and Securities and transcripts of analyzing the allegations contained in the Securities Class Action; (3) researching and drafting the shareholder derivative complaint in the Action; and (4) engaging in extensive settlement discussions with Defendants’ Counsel. Plaintiff’s Counsel believe that the claims asserted in the Action have merit and that their investigation supports the claims asserted. Without conceding the merit of any of Defendants’ defenses or the lack of merit of any of their own allegations, STIPULATION AND AGREEMENT - 2 - OF SETTLEMENT 15-CV-07568-SJO (MRWX)

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 and in light of the benefits of the Settlement (defined below) as well as to avoid the potentially protracted time, expense, and uncertainty associated with continued litigation, including potential trials and appeals, Plaintiff has concluded that it is desirable that the Action be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. Plaintiff and Plaintiff’s Counsel recognize the significant risk, expense, and length of continued proceedings necessary to prosecute the Action against the Individual Defendants through trials and possible appeals. Plaintiff’s Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially complex litigation such as the Action, as well as the difficulties and delays inherent in such litigation. Based on their evaluation, and in light of the significant benefits conferred upon the Company and its shareho lders as a result of the Settlement, Plaintiff and Plaintiff’s Counsel have determined that the Settlement is in the best interests of Plaintiff, Resonant, and Current Resonant Stockholders (as defined herein), and have agreed to settle the Action upon the terms and subject to the conditions set forth herein. III. DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY Defendants have vigorously denied, and continue vigorously to deny, all allegations of wrongdoing, fault, liability or cognizable damage to the Company, deny that they engaged in any wrongdoing, deny that they committed any violation of law, deny that they acted improperly in any way, believe that they acted properly at all times, believe the Action has no merit, and maintain that they have committed no breach of duty whatsoever. Defendants are entering into this Settlement solely because they consider it desirable that the Action be settled and dismissed with prejudice in order to, among other things, (i) eliminate the burden, inconvenience, expense, uncertainty and distraction of further litigation; and (ii) finally put to rest all claims that were or could have been asserted against Defendants in the Action. Neither this Stipulation, nor any of its terms or provisions, nor any act performed or document executed pursuant to or in furtherance of the Settlement: (a) STIPULATION AND AGREEMENT - 3 - OF SETTLEMENT 15-CV-07568-SJO (MRWX)

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 is, may be construed as, or may be used as an admission of, or evidence of, the truth or validity of any of the Released Claims, of any claims or allegations made in the Action, or of any purported acts or omissions by the Defendants; (b) is, may be construed as, or may be used as an admission of, or evidence of, any fault, omission, negligence, or wrongdoing by the Defendants, or any concession of liability whatsoever; or (c) is, may be construed as, or may be used as an admission of, or evidence of, a concession by any Defendant of any infirmity in the defenses that Defendants asserted or could have asserted in this Action or otherwise. IV. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT Plaintiff, derivatively on behalf of Resonant, the Individual Defendants, and nominal defendant Resonant, by and through their respective counsel or attorneys of record, hereby stipulate and agree that, subject to approval by the Court, in consideration of the benefits flowing to the Settling Parties hereto, the Action and all of the Released Claims shall be fully, finally, and forever compromised, settled, released, discharged, and dismissed with prejudice, upon the terms and subject to the conditions set forth herein as follows: 1. Definitions As used in this Stipulation, the following terms have the meanings specified below. In the event of any inconsistency between any definition set forth below and any definition set forth in any document attached as an exhibit to this Stipulation, the definitions set forth below shall control. 1.1. 1.2. “Board” means the Resonant Board of Directors. “Court” refers to the United States District Court for the Central District of California. 1.3. “CurrentResonantStockholders”means,forpurposesofthis Stipulation, any Persons (defined below) who owned Resonant common stock as of the date of the execution of this Stipulation and who continue to hold their Resonant common stock as of the date of the Settlement Hearing, excluding the Individual STIPULATION AND AGREEMENT - 4 - OF SETTLEMENT 15-CV-07568-SJO (MRWX)

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Defendants, the officers and directors of Resonant, members of their immediate families, their legal representatives, heirs, successors, or assigns, and any entity in which Individual Defendants have or had a controlling interest. 1.4. “Defendants” means, collectively, the Individual Defendants and nominal defendant Resonant. 1.5. 1.6. “Defendants’ Counsel” means Orrick, Herrington & Sutcliffe LLP. “Effective Date” means the first date by which all of the events and conditions specified in ¶ 6.1 herein have been met and have occurred. 1.7. “Fee Award” means the sum to be paid to Plaintiff’s Counsel for their attorneys’ fees and expenses subject to approval by the Court. 1.8. “Final” means the time when an order or judgment that has not been reversed, vacated, or modified in any way and is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process (including potential writ proceedings) or because of passage, without action, of time for seeking appellate or writ review. More specifically, it is that situation when (1) either no appeal or petition for review by writ has been filed and the time has passed for any notice of appeal or writ petition to be timely filed in an action; or (2) an appeal has been filed and the court of appeals has either affirmed the order or judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (3) a higher court has granted further appellate review and that court has either affirmed the underlying order or judgment or affirmed the court of appeals’ decision affirming the order or judgment or dismissing the appeal or writ proceeding. Any appeal or proceeding seeking judicial review pertaining solely to the Fee Award shall not in any way delay or affect the time set forth above for the Judgment to become Final. 1.9. “Judgment” means the final order and judgment to be rendered by the Court, substantially in the form attached hereto as Exhibit D. 1.10. “Resonant” or the “Company” means nominal defendant Resonant Inc. STIPULATION AND AGREEMENT - 5 - OF SETTLEMENT 15-CV-07568-SJO (MRWX)

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 and includes all of its subsidiaries, predecessors, successors, affiliates, officers, directors, employees, and agents. 1.11. “Individual Defendants” means collectively: Terry Lingren, John E. Major, Robert B. Hammond, Janet K. Cooper, Rick Kornfeld and Thomas R. Joseph. 1.12. “Notice to Current Resonant Stockholders” or “Notice” means the Notice to Current Resonant Stockholders, substantially in the form of Exhibit B attached hereto. 1.13. “Settling Parties” means, collectively, the Plaintiff (derivatively on behalf of Resonant), each of the Individual Defendants, and nominal defendant Resonant. 1.14. “Person(s)” means an individual, corporation, limited liability company, professionalcorporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, or any business or legal entity, and their spouses, heirs, predecessors, successors, administrators, parents, subsidiaries, affiliates, representatives, or assignees. 1.15. “Preliminary Approval Order” means the Order to be entered by the Court, substantially in the form of Exhibit C attached hereto, which, inter alia, preliminarily approves the terms and conditions of the Settlement as set forth in this Stipulation, directs that notice be provided to Current Resonant Stockholders, and schedules a Settlement Hearing to consider whether the Settlement and Fee Award should be finally approved. 1.16. “Related Persons” means each and all of a Person’s past, present, or future family members, spouses, domestic partners, parents, associates, affiliates, divisions, subsidiaries, officers, directors, stockholders, owners, members, representatives, employees, attorneys, financial or investment advisors, consultants, underwriters, investment banks or bankers, commercial bankers, insurers, reinsurers, STIPULATION AND AGREEMENT - 6 - OF SETTLEMENT 15-CV-07568-SJO (MRWX)

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 excess insurers, co-insurers, advisors, principals, agents, heirs, executors, trustees, estates, beneficiaries, distributees, foundations, general or limited partners or partnerships, joint ventures, personal or legal representatives, administrators, or any other person or entity acting or purporting to act for or on behalf of any Person, and each of their respective predecessors, successors, and assigns in their capacities as such. 1.17. “Released Claims” means any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, actions taken matters, issues and whether known or pursuant to the Stipulation, agreements, judgments, decrees, controversies of any kind, nature or description whatsoever, unknown, disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, including Unknown Claims (defined below), whether based on state, local, foreign, federal, statutory, regulatory, common or other law or rule, brought or that could be brought derivatively or otherwise by or on behalf of Resonant against any of the Released Persons, which now or hereafter are based upon, arise out of, relate in any way to, or involve, directly or indirectly, any of the actions, transactions, occurrences, statements, representations, misrepresentations, omissions, allegations, facts, practices, events, claims or any other matters, things or causes whatsoever, or any series thereof, that are, were, could have been, or in the future can or might be alleged, asserted, set forth, claimed, embraced, involved or referred to in the Action; provided, however, that the Released Claims shall not include claims to enforce this Settlement. For the avoidance of doubt, the Released Claims do not include any direct claims on behalf of present or former Company stockholders that were prosecuted in the Securities Class Action. 1.18. “Defendants’ Released Claims” means any and all claims, debts, rights, STIPULATION AND AGREEMENT - 7 - OF SETTLEMENT 15-CV-07568-SJO (MRWX)

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 or causes of action or liabilities, including Unknown Claims, that could be asserted in any forum by the Released Persons against Plaintiff or her beneficiaries, Plaintiff’s Counsel, or Resonant that arise out of or relate in any way to the institution, prosecution, or settlement of the Action. Defendants’ Released Claims shall not include any indemnification, advancement or insurance claims that any Released Person has or may have. Defendants’ Released Claims shall not include claims to enforce this Settlement. 1.19. “ReleasedPerson(s)”means,collectively,eachandallofthe Defendants and their Related Persons. 1.20. 1.21. 1.22. “Plaintiff” means Lisa Doyle. “Plaintiff’s Counsel” means The Rosen Law Firm, P.A. “Action” refers to the above-captioned shareholder derivative action pending in the Court. 1.23. “Securities Class Action” means the federal securities class action lawsuit filed in the Court, styled In re Resonant Inc. Sec. Litig., Master File No. 15-cv-01970-SJO (MRWx). 1.24. “Settlement” means the settlement of the Action as documented in this Stipulation. 1.25. “Settlement Hearing” means a hearing by the Court to review the adequacy, fairness, and reasonableness of the Settlement set forth in this Stipulation and to determine: (i) whether to enter the Judgment; and (ii) all other matters properly before the Court. 1.26. “Stipulation” means this Stipulation and Agreement of Settlement, dated December 14, 2017. 1.27. “Unknown Claims” means any and all claims that were alleged or could have been alleged in the Action by the Plaintiff, Resonant or any Resonant stockholder derivatively on behalf of Resonant, which he, she or it does not know or suspect to exist in his, her or its favor at the time of the release of the Released STIPULATION AND AGREEMENT - 8 - OF SETTLEMENT 15-CV-07568-SJO (MRWX)

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Persons, including claims which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, Plaintiff and Resonant shall expressly waive, and each of Resonant’s stockholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived the provisions, rights and benefits of California Civil Code § 1542, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR. Plaintiff and Resonant shall expressly waive, and each of Resonant’s stockholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights, and benefits conferred by any U.S. federal law or any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable or equivalent in effect to California Civil Code § 1542. The Settling Parties acknowledge that they may discover facts in addition to or different from those now known or believed to be true by them with respect to the Released Claims, but it is the intention of the Settling Parties to completely, fully, finally, and forever compromise, settle, release, discharge, and extinguish any and all of the Released Claims known or unknown, which now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts. Plaintiff and Resonant acknowledge, and Resonant’s stockholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained STIPULATION AND AGREEMENT OF SETTLEMENT 15-CV-07568-SJO (MRWX) - 9 -

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 for and was a material element of the Settlement. With respect to Defendants’ Released Claims, “Unknown Claims” means any and all Defendants’ Released Claims, of every nature and description, which the Released Persons do not know or suspect to exist in their favor at the time of the release which, if known by them, might have affected their decisions with respect to the release of Defendants’ Released Claims or the Settlement. 2. 2.1 Terms of the Settlement Within sixty (60) days of final approval of the Settlement, Resonant will implement the corporate governance terms identified in Exhibit A to the extent that Resonant has yet to implement those reforms. These corporate governance reforms will remain in place for a period of five (5) years following the date of final approval of the Settlement. 2.2 Resonant is committed to the implementation, enhancement, and enforcement of rigorous corporate governance measures. The fact that Resonant has implemented, or has agreed to implement, certain changes, modifications, or enhancements to its corporate governance policies and practices, or has agreed to maintain certain of its existing corporate governance policies and practices, shall not be construed as an admission that any such policies or practices are legally required, or to the extent such policies or practices were not in place in the past, constituted a failure of compliance, a breach of any duty, or any other wrongdoing. 3. 3.1 Stipulation, Preliminary Procedure for Implementing the Settlement Promptly after execution of this Stipulation, Plaintiff shall submit this together with its exhibits, to the Court and apply for entry of the Approval Order in this Court, substantially in the form of Exhibit C attached hereto, requesting, inter alia: (i) preliminary approval of the Settlement set forth in this Stipulation; (ii) approval of the method of providing notice of the proposed Settlement to Current Resonant Stockholders; (iii) approval of the form of Notice substantially in the form of Exhibit B attached hereto; and (iv) a date for the STIPULATION AND AGREEMENT - 10 - OF SETTLEMENT 15-CV-07568-SJO (MRWX)

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Settlement Hearing. 3.2 Within fourteen (14) days after the Court’s entry of the Preliminary Approval Order, Resonant shall provide notice of the proposed Settlement to Current Resonant Stockholders by causing a Current Report on Form 8-K to be filed with the SEC substantially in the form of the Notice (or in such other manner directed by the Court). Resonant and/or its insurer(s) shall bear all costs relating to promulgating notice in the manner set forth above. The Settling Parties believe the content of the Notice and the manner of the notice procedures set forth in this paragraph constitute adequate and reasonable notice to Current Resonant Stockholders pursuant to applicable law and due process. 3.3 Plaintiff’s Counsel shall request that the Court hold the Settlement Hearing at least sixty (60) calendar days after the notice described in ¶ 3.2 above is given to Current Resonant Stockholders. 3.4 Pending the Court’s determination as to final approval of the Settlement, Plaintiff and Plaintiff’s Counsel, and all other Persons, including, but not limited to, any Current Resonant Stockholders, whether acting directly, representatively, or derivatively on behalf of Resonant, or in any other capacity, are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims against any of the Released Persons, in any court or tribunal. 4. 4.1 Releases Upon the Effective Date, Resonant, Plaintiff, and each of Resonant’s stockholders shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Claims (including Unknown Claims) against the Released Persons and any and all claims arising out of, relating to, or in connection with, the defense, settlement or resolution of the Action against the Released Persons. Resonant, Plaintiff, and each of Resonant’s stockholders shall be deemed to have, and by operation of the Judgment STIPULATION AND AGREEMENT - 11 - OF SETTLEMENT 15-CV-07568-SJO (MRWX)

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 shall have, covenanted not to sue any Released Person with respect to any Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting the Released Claims against the Released Persons except to enforce the releases and other terms and conditions contained in this Stipulation and/or the Judgment entered pursuant thereto. 4.2 Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of Plaintiff or her beneficiaries, Plaintiff’s Counsel, and Resonant from any and all Defendants’ Released Claims. The Released Persons shall be deemed to have, and by operation of the Judgment shall have, covenanted not to sue Plaintiff or her beneficiaries, Plaintiff’s Counsel, or Resonant with respect to any claims arising out of, relating to, or in connection with their institution, prosecution, assertion, settlement, or resolution of the Action or the Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting Defendants’ Released Claims against Plaintiff or her beneficiaries, Plaintiff’s Counsel, or Resonant except to enforce the releases and other terms and conditions contained in this Stipulation and/or the Judgment entered pursuant thereto. 4.3 Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. 4.4 Nothing in this Stipulation constitutes or reflects a waiver or release of any rights or claims of Defendants with respect to their insurer(s) and/or their insurer(s)’ Related Persons, including, but not limited to, any rights or claims under any directors’ and officers’ liability insurance or other applicable insurance coverage maintained by Resonant. 5. 5.1 Plaintiff’s Counsel’s Attorneys’ Fees and Expenses In recognition of the benefits provided to Resonant and Current Resonant Stockholders as a result of the Settlement of the Action, Resonant agrees STIPULATION AND AGREEMENT - 12 - OF SETTLEMENT 15-CV-07568-SJO (MRWX)

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 to pay or cause to be paid to Plaintiff’s Counsel an award of attorneys’ fees and expenses in the total amount of $75,000 (the “Fee Award”), subject to the Court’s approval. Defendants agree that Plaintiff’s Counsel is entitled to an award of reasonable attorneys’ fees and expenses from the Company, and Defendants will not object to Plaintiff’s Counsel’s application for a Fee Award in an amount not to exceed $75,000. Court approval of such fee application is not a condition of this Settlement, and such fee application may be considered separately from the proposed Settlement. 5.2 The Fee Award as awarded by the Court shall be payable by Resonant or its insurer(s) to Plaintiff’s Counsel within twenty (20) calendar days after the later of (a) the date of entry by the Court of the final order awarding such attorneys’ fees or expenses, or (b) the receipt by Defendants’ Counsel of wire/check payee instructions and a Form W-9 providing the tax identification number for Plaintiff’s Counsel. 5.3 Payment of the Fee Award in the amount approved by the Court shall constitute final and complete payment for Plaintiff’s Counsel’s attorneys’ fees and expenses that have been incurred or will be incurred in connection with the filing and prosecution of the Action and the resolution of the claims alleged therein. Defendants, including Resonant, shall have no obligation to make any payment to any Plaintiff’s Counsel other than the payment of any Fee Award ordered by the Court. 5.4 Neither the resolution of, nor any ruling regarding, the fee application or any award of attorneys’ fees and expenses shall be a precondition to the Settlement or the dismissal of the Action with prejudice and entry of the Judgment in accordance with the terms of the Stipulation. The Court may consider and rule upon the fairness, reasonableness and adequacy of the Settlement independently of the fee application and any fee award, and any failure of the Court to approve the fee application in whole or in part shall have no impact on the effectiveness of the Settlement. Notwithstanding anything in this Stipulation to the contrary, the effectiveness of the STIPULATION AND AGREEMENT - 13 - OF SETTLEMENT 15-CV-07568-SJO (MRWX)

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Releases and the other obligations of the Settling Parties under the Settlement (except with respect to the payment of attorneys’ fees and expenses) shall not be conditioned upon or subject to the resolution of any appeal from any order, if such appeal relates solely to the issue of any award of attorneys’ fees or the reimbursement of expenses. 5.5 If for any reason any condition in ¶ 6.1 is not met and the Effective Date of the Stipulation does not occur, if the Stipulation is in any way canceled or terminated, or if the Judgment is not entered, then each of Plaintiff’s Counsel and their successors shall be obligated to repay to Resonant’s insurer(s), within thirty (30) days, the amount of the Fee Award paid by or on behalf of Defendants that they received. In the event of any failure to obtain final approval of the full amount of the Fee Award, or upon any appeal and/or further proceedings on remand, or successful collateral attack, which results in the Judgment or the Fee Award being overturned or substantially modified, each of Plaintiff’s Counsel and their successors shall be obligated to repay to Resonant’s insurer(s), within thirty (30) days, the portion of the Fee Award paid on behalf of Defendants that they received and that was ultimately not awarded to Plaintiff’s Counsel. Each of Plaintiff’s Counsel that receives any portion of the Fee Award is subject to the Court’s jurisdiction for the purposes of enforcing this paragraph and the provisions related to the Fee Award. 5.6 Except as otherwise provided herein, each of the Settling Parties shall bear his, her, or its own costs and attorneys’ fees. 5.7 In addition, Plaintiff may apply for a Court-approved service award in the amount of $1,000 (the “Service Award”). The Service Award, to the extent that it is applied for and approved in whole or part, shall be funded from the portion o f the Fee Award distributed to Plaintiff’s counsel, to the extent that the Fee Award is approved in whole or in part. Defendants take no position on the Service Award and shall have no obligation to pay it. 6. Conditions of Settlement, Effect of Disapproval, Cancellation, or Termination STIPULATION AND AGREEMENT - 14 - OF SETTLEMENT 15-CV-07568-SJO (MRWX)

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 6.1 The Effective Date of the Stipulation shall be conditioned on the occurrence of all of the following events: (i) (ii) the Court’s entry of the Judgment; and the Judgment has become Final. 6.2 If any of the conditions specified in ¶ 6.1 are not met, then the Stipulation shall be canceled and terminated subject to ¶ 6.4, and the Settling Parties shall be restored to their respective positions in the Action as of the date immediately preceding the date of this Stipulation, unless Plaintiff’s Counsel and Defendants’ Counsel mutually agree in writing to proceed with the Stipulation. 6.3 Each of the Settling Parties shall have the right to terminate the Settlement by providing written notice of their election to do so to all other Settling Parties within twenty (20) days of the date on which: (i) the Court refuses to approve this Stipulation, or the terms contained herein, in any material respect; (ii) the Preliminary Approval Order is not entered in substantially the form attached as Exhibit C hereto; (iii) the Judgment is not entered in substantially the form attached as Exhibit D hereto; (iv) the Judgment is reversed or substantially modified on appeal, reconsideration, or otherwise; or (v) the Effective Date of the Settlement cannot otherwise occur; except that such termination shall not be effective unless and until the terminating Settling Party has, within twenty (20) calendar days of the date on which notice of the termination event has been provided to all other Settling Parties, attempted in good faith to confer with the other Settling Parties to attempt to remedy the issue. Any order or proceeding relating to the Fee Award, or any appeal from any order relating thereto or reversal or modification thereof, shall not operate to cancel the Stipulation, allow for the termination of the Settlement, or affect or delay the finality of the Judgment approving the Settlement. 6.4 In the event that the Stipulation is not approved by the Court, or the Settlement is terminated for any reason, including pursuant to ¶ 6.3 above, the Settling Parties shall be restored to their respective positions as of the date STIPULATION AND AGREEMENT - 15 - OF SETTLEMENT 15-CV-07568-SJO (MRWX)

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 immediately preceding the date of this Stipulation, and all negotiations, proceedings, documents prepared and statements made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by any of the Settling Parties of any act, matter, or proposition, and shall not be used in any manner for any purpose in any subsequent proceeding in the Action or in any other action or proceeding. In such event, the terms and provisions of the Stipulation, with the exception of ¶¶ 1.1-1.27, 5.5, 6.2, 6.4, 7.2, 7.4-7.16, and 7.18 herein, shall have no further force and effect with respect to the Settling Parties and shall not be used in the Action or in any other proceeding for any purpose, and any judgment or orders entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc. 7. 7.1 Miscellaneous Provisions The Settling Parties: (i) acknowledge that it is their intent to consummate this Stipulation; and (ii) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation. 7.2 The Settling Parties agree that the terms of the Settlement were negotiated in good faith and at arm’s-length by the Settling Parties, and reflect a settlement that was reached voluntarily based upon adequate information and after consultation with competent legal counsel. 7.3 While maintaining their respective positions that the claims and defenses asserted in the Action are meritorious, Plaintiff and Plaintiff’s Counsel, on the one hand, and Defendants and Defendants’ Counsel, on the other, shall not make any public statements or statements to the media (whether or not for attribution) that disparage the other’s business, conduct, or reputation, or that of their counsel, based on the subject matter of the Action. Notwithstanding the foregoing, each of the Settling Parties reserves their right to rebut, in a manner that STIPULATION AND AGREEMENT - 16 - OF SETTLEMENT 15-CV-07568-SJO (MRWX)

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 such party determines to be reasonable and appropriate, any contention made in any public forum that the Action was brought or defended in bad faith or without a reasonable basis. 7.4 Whether or not the Settlement is approved by the Court, and whether or not the Settlement is consummated, the fact and terms of this Stipulation, including any exhibits attached hereto, all proceedings in connection with the Settlement, and any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) shall not be offered, received, or used in any way against the Settling Parties as evidence of, or be deemed to be evidence of, a presumption, concession, or admission by any of the Settling Parties with respect to the truth of any fact alleged by Plaintiff or the validity, or lack thereof, of any claim that has been or could have been asserted in the Action or in any litigation, or the deficiency or infirmity of any defense that has been or could have been asserted in the Action or in any litigation, or of any fault, wrongdoing, negligence, or liability of any of the Released Persons; (b) shall not be offered, received, or used in any way against any of the Released Persons as evidence of, or be deemed to be evidence of, a presumption, concession, or admission of any fault, misrepresentation or omission with respect to any statement or written document approved, issued, or made by any Released Person, or against Plaintiff as evidence of any infirmity in her claims; (c) shall not be offered, received, or used in any way against any of the Released Persons as evidence of, or be deemed to be evidence of, a presumption, concession, or admission of any liability, fault, negligence, omission or wrongdoing, or in any way referred to for any other reason as against the Released Persons, in any arbitration proceeding or other civil, criminal, or administrative action or proceeding in any court, administrative agency, or other tribunal. Neither this Stipulation nor the Settlement, nor any act performed or STIPULATION AND AGREEMENT - 17 - OF SETTLEMENT 15-CV-07568-SJO (MRWX)

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 document executed pursuant to or in furtherance of this Stipulation, or the Settlement, shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement; provided, however, that the Released Persons may refer to the Settlement, and file the Stipulation and/or the Judgment, in any action that may be brought against them to effectuate the liability protections granted them hereunder, including, without limitation, to support a defense or claim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or claim under U.S. federal or state law or foreign law. 7.5 The exhibits to the Stipulation are material and integral parts hereof and are fully incorporated herein by this reference. 7.6 The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all the Settling Parties or their respective successors-in-interest. After prior notice to the Court, but without further order of the Court, the Settling Parties may agree to reasonable extensions of time to carry out any provisions of this Stipulation. 7.7 This Stipulation and the exhibits attached hereto represent the complete and final resolution of all disputes among the Settling Parties with respect to the Action, constitute the entire agreement among the Settling Parties, and supersede any and all prior negotiations, discussions, agreements, or undertakings, whether oral or written, with respect to such matters. 7.8 The waiver by one party of any breach of the Settlement by any other party shall not be deemed a waiver of any other prior or subsequent breach of the Settlement. The provisions of the Settlement may not be waived except by a writing signed by the affected party, or counsel for that party. 7.9 The headings in the Stipulation and its exhibits are used for the purpose of convenience only and are not meant to have legal effect. STIPULATION AND AGREEMENT - 18 - OF SETTLEMENT 15-CV-07568-SJO (MRWX)

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 7.10The Stipulation and the Settlement shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties, their Related Persons and the Released Persons. 7.11 The Stipulation, and any dispute arising out of or relating in any way to the Stipulation, whether in contract, tort or otherwise, shall be governed by and construed in accordance with the laws of the State of Delaware, without regarding to conflict-of-laws principles. 7.12No representations, warranties, or inducements have been made to any party concerning the Stipulation or its exhibits other than the representations, warranties, and covenants contained and memorialized in such documents. 7.13This Stipulation shall not be construed more strictly against one Settling Party than another merely by virtue of the fact that it, or any part of it, may have been prepared by counsel for one of the Settling Parties, it being recognized that it is the result of arm’s-length negotiations among the Settling Parties and all Settling Parties have contributed substantially and materially to the preparation of this Stipulation. 7.14Nothing in this Stipulation, or the negotiations or proceedings relating to the Settlement, is intended to or shall be deemed to constitute a waiver of any applicable privilege or immunity, including, without limitation, the attorney-client privilege, the joint defense privilege, the accountants’ privilege, or work product immunity. 7.15The Settling Parties intend that the Court retain jurisdiction for the purpose of effectuating and enforcing the terms of the Settlement. 7.16Each counsel or other Person executing the Stipulation or its exhibits on behalf of any of the Settling Parties hereby warrants that such Person has the full authority to do so. 7.17Any notice required by this Stipulation shall be submitted by overnight mail and e-mail to each of the signatories below. STIPULATION AND AGREEMENT - 19 - OF SETTLEMENT 15-CV-07568-SJO (MRWX)

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 7.18The Stipulation may be executed in one or more counterparts, including by signature transmitted via facsimile, or by a .pdf/.tif image of the signature transmitted via e-mail. All executed counterparts and each of them shall be deemed to be one and the same instrument. IN WITNESS WHEREOF, the Settling Parties hereto have caused the Stipulation to be executed, by their duly authorized attorneys, dated as of December 14, 2017. DATED: December 14, 2017 /s/ Laurence M. Rosen Laurence M. Rosen The Rosen Law Firm, P.A. Counsel for Plaintiff Lisa Doyle DATED: December 14, 2017 /s/ James N. Kramer James N. Kramer Orrick Herrington & Sutcliffe LLP Counsel for Resonant Inc., Terry Lingren, John E. Major, Robert B. Hammond, Janet K. Cooper, Rick Kornfeld and Thomas R. Joseph STIPULATION AND AGREEMENT OF SETTLEMENT 15-CV-07568-SJO (MRWX) - 20 -

Exhibit A

CORPORATE GOVERNANCE TERMS CORPORATE GOVERNANCE REFORMS Resonant Inc. (the “Company”) shall implement changes, modifications, and improvements to the Company’s corporate governance and business ethics practices (the “Reforms”) set forth below within sixty (60) days of final approval of the settlement of the derivative action captioned Doyle v. Lingren, et al., No. 2:15-cv-07568-SJO-MRW (C.D. Cal.) (the “Derivative Action”). The Company shall maintain the Reforms for at least five years from the date of final approval of the settlement. A. MEETINGS IN EXECUTIVE SESSION The Independent Directors on the Board shall meet in executive session at each regularly scheduled meeting of the Board, with a minimum requirement to meet at least four (4) times annually outside the presence of any director who serves as an officer of the Company. B. DIRECTOR AND EMPLOYEE TRAINING IN CORPORATE GOVERNANCE AWARENESS The Company shall institute director and employee training concerning awareness of the Company’s governance documents, policies and charters, as follows: a. Training shall be mandatory for all new directors, officers and employees of the Company. Training shall occur within a reasonable period of time following such person’s initial hiring as an employee or election or appointment as a director, but in any event no later than the last day of the calendar quarter following the calendar quarter during which such person is hired, appointed or elected. b. Training shall include coverage and awareness of the Company’s Corporate Governance Guidelines, Code of Business Conduct and Ethics, Insider Trading Policy, Whistleblower Policy, and all other manuals and policies established by the Company concerning legal or ethical standards of conduct to be observed in connection with work performed for the Company (the “Company’s Policies”), all in an effort to facilitate compliance therewith. c. Training shall be in person where practicable. In the limited circumstances where training in person is not possible, training should be interactive, Internet-based training. Upon completion of training, the person receiving the training shall provide a written certification as to his or her receipt and understanding of the obligations under the Company’s Policies. Each written certification shall be maintained by the Company for a period of five (5) years from the date it was executed. C. EXECUTIVE REPORTS A-1

At each regularly scheduled Board meeting, a member of the Company’s management shall provide a report as to the Company’s operations, including, but not limited to, a discussion of the Company’s progress in fulfilling material contracts, all reasons for significant delays, if any, and management plans for ameliorating such delays and the success or failure of any such plans presented in the past. CREDIT FOR REFORMS The Company acknowledges that the filing and pendency of the Derivative Action was a substantial contributing factor in the implementation of the agreed-upon Reforms. A-2

Exhibit B

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA WESTERN DIVISION Case No. 15-cv-07568-SJO (MRWx) Hon. S. James Otero ON BEHALF OF RESONANT INC., NOTICE TO CURRENT RESONANT STOCKHOLDERS NOTICE TO CURRENT RESONANT STOCKHOLDERS 15-CV-07568-SJO (MRWX) LISA DOYLE, DERIVATIVELY AND Plaintiff, v. TERRY LINGREN, et al., Defendants, and RESONANT INC., Nominal Defendant.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 On December 14, 2017, Resonant Inc. (the “Company”), in its capacity as a nominal defendant, entered into a Stipulation of Settlement (the “Stipulation”) in the shareholder derivative action filed in the U.S. District Court for the Central District of California (the “Court”), styled Doyle v. Lingren, et al., Case No. 15-cv-07568-SJO (MRWx), against certain current and former directors and officers of the Company, and against the Company as a nominal defendant (the “Action”). The Stipulation and the Settlement contemplated therein (the “Settlement”), including dismissal of all claims with prejudice in the Action, is subject to the Court’s approval. The proposed Settlement requires the Company to adopt certain additional corporate governance measures and procedures, as outlined in Exhibit A to the Stipulation, and provides for a Fee and Expense Award to Plaintiff’s Counsel in the amount of seventy five thousand dollars ($75,000.00), subject to Court approval. This notice is a summary only and does not describe all of the details of the Stipulation. For full details of the matters discussed in this summary, please see the full Stipulation attached to this report as Exhibit 99.1. All capitalized terms used in this summary notice, unless otherwise defined herein, are defined as set forth in the Stipulation. Summary On , the Court entered an order preliminarily approving the Stipulation and the Settlement contemplated therein, and providing for notice on this Form 8-K (the “Preliminary ApprovalOrder”). The Preliminary Approval Order further provides that the Court will hold a hearing (“Settlement Hearing”) , 2018 at a.m./p.m. before the Honorable S. James Otero on in of Courtroom 10C of the United States District Court for the Central District California, First Street Federal Courthouse, 350 W. 1st Street, 10th Floor, Los Angeles, CA 90012, pursuant to Federal Rule of Civil Procedure 23.1, to among other things: (i) determine whether the proposed Settlement is fair, reasonable and adequate and in the best interests of the Company and its shareholders; (ii) consider NOTICE TO CURRENT RESONANT - 1 - STOCKHOLDERS 15-CV-07568-SJO (MRWX)

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 any objections to the Settlement submitted in accordance with the Notice; (iii) determine whether a Final Judgment substantially in the form attached as Exhibit D to the Stipulation should be entered dismissing all claims in the Action with prejudice, releasing the Released Claims against the Released Persons, and releasing Defendants’ Released Claims against Plaintiff, Plaintiff’s beneficiaries, Plaintiff’s Counsel or the Company; (iv) consider the payment to Plaintiff’s Counsel of attorneys’ fees and for the reimbursement of expenses; (v) consider the payment to Plaintiff in an amount not to exceed $1,000, which will be funded from the Fee Award; and (vi) consider any other matters that may properly be brought before the Court in connection with the Settlement. Any Current Resonant Stockholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the attached Stipulation, or to the proposed awards of attorneys’ fees and expenses, may file an objection. An objector must file with the Court a written statement of his, her or its objection(s): (a) clearly indicating that objector’s name, mailing address, daytime telephone number, and e-mail address (if any); (b) stating that the objector is objecting to the proposed Settlement or award of attorneys’ fees and expenses in Doyle v. Lingren, et al., 15-cv-07568-SJO (MRWx) (C.D. Cal.); (c) specifying the reason(s), if any, for each such objection made, including any legal support and/or evidence that such objector wishes to bring to the Court’s attention or introduce in support of such objection; and (d) identifying and supplying documentation showing (i) how many shares of Resonant common stock the objector owned as of December 14, 2017, (ii) when the objector purchased or otherwise acquired such shares, and (iii) proof that the objector still owns such Resonant shares. The objector must file such objections and supporting documentation with the Clerk of the Court, U.S. District Court, Central District of California, Western Division, First Street Federal Courthouse, 350 W. 1st Street, Los Angeles, CA 90012, not later than twenty-one (21) days prior to the Settlement Hearing, and NOTICE TO CURRENT RESONANT - 2 - STOCKHOLDERS 15-CV-07568-SJO (MRWX)

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 simultaneously serve copies of such notice, proof, statement, and documentation, together with copies of any other papers or briefs such objector files with the Court, upon each of the following, either by first class mail or hand delivery: Plaintiff’s Counsel: Laurence Rosen, Esq. THE ROSEN LAW FIRM, P.A. 355 South Grand Avenue, Suite 2450 Los Angeles, CA 90071 Counsel for Defendants and Resonant: James N. Kramer Orrick, Herrington & Sutcliffe LLP The Orrick Building 405 Howard Street San Francisco, CA 94105 An objector may file an objection on his, her or its own or through an attorney hired at his, her or its own expense. If an objector hires an attorney to represent him, her or it for the purposes of making such objection pursuant to this paragraph, the attorney must effect service of a notice of appearance on the counsel listed above and file such notice with the Court no later than twenty-one (21) days before the Settlement Hearing. Any Current Resonant Stockholder who does not timely file and serve a written objection complying with the terms of this paragraph shall be deemed to have waived, and shall be foreclosed from raising, any objection to the Settlement, and any untimely objection shall be barred. Any submissions by the Parties in opposition or response to objections shall be filed with the Court no later than seven (7) days before the Settlement Hearing. Any objector who files and serves a timely, written objection in accordance with the instructions above and herein, may appear at the Settlement Hearing either in person or through counsel retained at the objector’s expense. Objectors need not attend the Settlement Hearing, however, in order to have their objections considered by the Court. Objectors or their attorneys intending to appear at the Settlement NOTICE TO CURRENT RESONANT - 3 - STOCKHOLDERS 15-CV-07568-SJO (MRWX)

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Hearing must, no later than twenty-one (21) days prior to the Settlement Hearing, file with the Court, and serve upon counsel listed in the above paragraph: (a) a written notice of such stockholder’s intention to appear at the Settlement Hearing; (b) a statement that indicates the basis for such appearance; and (c) the identities of any witnesses the stockholder intends to call at the Settlement Hearing and a statement as to the subjects of their testimony. Any objector who does not timely file and serve a notice of intention to appear in accordance with this paragraph shall not be permitted to appear at the Settlement Hearing, except for good cause shown. If you are a current holder of Resonant common stock and do not take steps to appear in this action and object to the proposed Settlement, you will be bound by the Final Judgment of the Court and will forever be barred from raising an objection to such Settlement in this or any other action or proceeding, and from pursuing any of the Released Claims. If you held Resonant common stock as of December 14, 2017 and continue to hold such stock, you may have certain rights in connection with the proposed Settlement. You may obtain further information by contacting Plaintiff’s Counsel at: Laurence Rosen, Esq., The Rosen Law Firm, P.A., 355 South Grand Avenue, Suite 2450, Los Angeles, CA 90071, Telephone: (213) 785-2610, info@rosenlegal.com. NOTICE TO CURRENT RESONANT STOCKHOLDERS 15-CV-07568-SJO (MRWX) - 4 -

Exhibit C

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA WESTERN DIVISION Case No. 15-cv-07568-SJO (MRWx) Hon. S. James Otero ON BEHALF OF RESONANT INC., [PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND PROVIDING FOR NOTICE LISA DOYLE, DERIVATIVELY AND Plaintiff, v. TERRY LINGREN, et al., Defendants, and RESONANT INC., Nominal Defendant.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 WHEREAS, the parties to the above-captioned shareholder derivative action (the “Action”) have made an application, pursuant to Federal Rule of Civil Procedure 23.1, for an order: (i) preliminarily approving the Stipulation and Agreement of Settlement dated December 14, 2017 (the “Stipulation”), which, together with the exhibits annexed thereto, sets forth the terms and conditions for the proposed settlement and dismissal of the Action with prejudice; and (ii) approving the form and content of the Notice to Current Resonant Stockholders (the “Notice”); WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation (unless otherwise defined herein); and WHEREAS, the Court has read and considered the Stipulation and the exhibits annexed thereto, and all Settling Parties have consented to the entry of this Preliminary Approval Order; NOW THEREFORE, IT IS HEREBY ORDERED: 1. The Court has jurisdiction over the subject matter of this Action, the Settlement, and over the Parties to the Stipulation. 2. The Court preliminarily finds that the proposed Settlement should be approved as being fair, reasonable, adequate, and in the best interests of Resonant and its shareholders. 3. In connection with preliminary approval of the proposed Settlement, the Court preliminarily finds, for purposes of the Settlement only, that the Action was properly brought pursuant to Federal Rule of Civil Procedure 23.1 as a shareholder derivative action on behalf of Resonant, and that Plaintiff fairly and adequately represents the interests of Resonant shareholders in enforcing the rights of Resonant. 4. A hearing(the“Settlement Hearing”) shall be held on , 2018 at .m., before the Honorable S. James Otero, at the United States District Court for the Central District of California, 350 West 1st Street, Courtroom 10C, Los Angeles, California 90012, to determine: (i) whether the terms and conditions of the Settlement set forth in the Stipulation are PRELIMINARY APPROVAL ORDER 15-CV-07568-SJO (MRWX) - 1 -

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 fair, reasonable, and adequate to Resonant and Current Resonant Stockholders and should be finally approved by the Court; (ii) whether a Judgment finally approving the Settlement, substantially in the form of Exhibit D attached to the Stipulation, should be entered, dismissing the Action with prejudice and releasing and enjoining the prosecution of any and all Released Claims; and (iii) whether Plaintiff’s Counsel’s Fee Award, including any Service Award, should be finally approved. At the Settlement Hearing, the Court may hear or consider such other matters as the Court may deem necessary and appropriate. 5. The Court approves, as to form and content, the Notice attached as Exhibit B to the Stipulation, and finds that the posting of such Notice substantially in the manner and form set forth in this Order meets the requirements of Federal Rule of Civil Procedure 23.1 and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to Current Resonant Stockholders and all other Persons entitled thereto. 6. Not later than fourteen (14) calendar days following entry of this Order, Resonant shall provide notice of the proposed Settlement to Current Resonant Stockholders by causing a Current Report on Form 8-K to be filed with the SEC substantially in the form of the Notice. Resonant and/or its insurer(s) shall bear all costs relating to promulgating notice in the manner set forth above. 7. Resonant above. 8. At least ten (10) days prior to the Settlement Hearing, counsel for shall file proof of publication of the Notice as set forth in Paragraph 6 All papers in support of the Settlement and the Fee Award, including any Service Awards, shall be filed with the Court and served at least twenty-eight (28) days prior to the Settlement Hearing, and any reply papers shall be filed with the Court at least seven (7) days prior to the Settlement Hearing. 9. Any Current Resonant Stockholder may object and/or appear and show cause, if he, she, or it has any concern, why the Settlement should not be finally PRELIMINARY APPROVAL ORDER 15-CV-07568-SJO (MRWX) - 2 -

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 approved as fair, reasonable, and adequate, why the Judgment should not be entered thereon, or why the Fee Award, including any Service Awards, should not be finally approved; provided, however, unless otherwise ordered by the Court, that no Current Resonant Stockholder shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, or the Fee Award, unless that stockholder has, at least twenty-one (21) days prior to the Settlement Hearing: (1) filed with the United States District Court for the Central District of California a written objection to the Settlement setting forth: (a) clearly indicating that objector’s name, mailing address, daytime telephone number, and e-mail address (if any); (b) stating that the objector is objecting to the proposed Settlement or awards of attorneys’ fees and expenses in Doyle v. Lingren, et al., 15-cv-07568-SJO (MRWx) (C.D. Cal.); (c) specifying the reason(s), if any, for each such objection made, including any legal support and/or evidence that such objector wishes to bring to the Court’s attention or introduce in support of such objection; and (d) identifying and supplying documentation showing (i) how many shares of Resonant common stock the objector owned as of December 14, 2017, (ii) when the objector purchased or otherwise acquired such shares, and (iii) whether the objector still owns any such Resonant shares; and (2) if a Current Resonant Stockholder intends to appear and requests to be heard at the Settlement Hearing, such stockholder must have, in addition to the requirements of (1) above, filed with the United States District Court for the Central District of California, at least twenty-one (21) days prior to the Settlement Hearing: (a) a written notice of such stockholder’s intention to appear at the Settlement Hearing; (b) a statement that indicates the basis for such appearance; and (c) the identities of any witnesses the stockholder intends to call at the Settlement Hearing and a statement as to the subjects of their testimony. If a Current Resonant Stockholder files a written objection and/or written notice of intent to appear, such stockholder must also simultaneously serve copies of such notice, proof, statement, and documentation, together with copies of PRELIMINARY APPROVAL ORDER 15-CV-07568-SJO (MRWX) - 3 -

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 any other papers or briefs such objector files with the Court, upon each of the following, either by first class mail or hand delivery: Counsel for Plaintiff: Laurence Rosen The Rosen Law Firm, P.A. 355 South Grand Avenue, Suite 2450 Los Angeles, CA 90071 Counsel for Defendants: James N. Kramer Orrick, Herrington & Sutcliffe LLP The Orrick Building 405 Howard Street San Francisco, CA 94105 Any objector who does not timely file and serve a notice of intention to appear in accordance with this paragraph shall not be permitted to appear at the Settlement Hearing, except for good cause shown. 10. Any Current Resonant Stockholder who does not make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement or the Fee Award, including any Service Awards, as set forth in the Stipulation, unless otherwise ordered by the Court, but shall be forever bound by the Judgment to be entered, the dismissal of the Action with prejudice, and any and all of the releases set forth in the Stipulation. 11. Defendants’ Counsel and Plaintiff’s Counsel shall promptly furnish each other with copies of any and all objections and notices of intention to appear that come into their possession. 12. All Current Resonant Stockholders shall be bound by all orders, determinations, and judgments in the Action concerning the Settlement, whether favorable or unfavorable to Current Resonant Stockholders. 13. Pending final determination of whether the Settlement should be approved, neither Plaintiff, Plaintiff’s Counsel, nor any Current Resonant Stockholders or other Persons shall commence or prosecute, or in any way instigate PRELIMINARY APPROVAL ORDER 15-CV-07568-SJO (MRWX) - 4 -

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 or participate in the commencement or prosecution of, any action or proceeding asserting any Released Claims against any of the Individual Defendants, Resonant, or any other Released Person, in any court or tribunal. 14. The fact and terms of the Stipulation, including any exhibits attached thereto, all proceedings in connection with the Settlement, and any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) shall not be offered, received, or used in any way against the Settling Parties as evidence of, or be deemed to be evidence of, a presumption, concession, or admission by any of the Settling Parties with respect to the truth of any fact alleged by Plaintiff or the validity, or lack thereof, of any claim that has been or could have been asserted in the Action or in any litigation, or the deficiency or infirmity of any defense that has been or could have been asserted in the Action or in any litigation, or of any fault, wrongdoing, negligence, or liability of any of the Released Persons; (b) shall not be offered, received, or used in any way against any of the Released Persons as evidence of, or be deemed to be evidence of, a presumption, concession, or admission of any fault, misrepresentation or omission with respect to any statement or written document approved, issued, or made by any Released Person, or against Plaintiff as evidence of any infirmity in her claims; or (c) shall not be offered, received, or used in any way against any of the Released Persons as evidence of, or be deemed to be evidence of, a presumption, concession, or admission of any liability, fault, negligence, omission or wrongdoing, or in any way referred to for any other reason as against the Released Persons, in any arbitration proceeding or other civil, criminal, or administrative action or proceeding in any court, administrative agency, or other tribunal. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance thereof, shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement; provided, however, that if finally approved, the Released Persons may refer to the Settlement, and file the Stipulation and/or the Judgment, in PRELIMINARY APPROVAL ORDER 15-CV-07568-SJO (MRWX) - 5 -

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 any action that may be brought against them to effectuate the liability protections granted them thereunder, including, without limitation, to support a defense or claim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or claim under U.S. federal or state law or foreign law. 15. If the Stipulation is terminated pursuant to its terms, or the Effective Date does not otherwise occur, all proceedings in the Action will revert to their status as of the date immediately preceding the date of the Stipulation. 16. The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to Current Resonant Stockholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the Settlement and any of its terms, with such modifications as may be agreed to by the Settling Parties, ifappropriate, Stockholders. IT IS SO ORDERED. without further notice toCurrentResonant DATED:_ HON. S. JAMES OTERO UNITED STATES DISTRICT JUDGE PRELIMINARY APPROVAL ORDER 15-CV-07568-SJO (MRWX) - 6 -

Exhibit D

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA WESTERN DIVISION Case No. 15-cv-07568-SJO (MRWx) Hon. S. James Otero ON BEHALF OF RESONANT INC., [PROPOSED] ORDER AND FINAL JUDGMENT LISA DOYLE, DERIVATIVELY AND Plaintiff, v. TERRY LINGREN, et al., Defendants, and RESONANT INC., Nominal Defendant.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 This matter came before the Court for hearing pursuant to this Court’s Order Preliminarily Approving Derivative Settlement and Providing for Notice, dated , 201_ (the “Preliminary Approval Order”), on the application of the Settling Parties for final approval of the Settlement set forth in the Stipulation and Agreement of Settlement dated December 14, 2017 (the “Stipulation”). Due and adequate notice having been given to Current Resonant Stockholders as required in said Preliminary Approval Order, and the Court having considered all papers filed and proceedings had herein and otherwise being fully informed of the premises and good cause appearing therefore, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that: 1. This Final Order and Judgment (“Judgment”) incorporates by reference the definitions in the Stipulation, and except where otherwise specified herein, all capitalized terms used herein shall have the same meanings as set forth in the Stipulation. 2. including Parties. 3. This Court has jurisdiction over the subject matter of the Action, all matters necessary to effectuate the Settlement, and over all Settling The Court finds that the Settlement set forth in the Stipulation is fair, reasonable, and adequate as to each of the Settling Parties, Resonant, and Current Resonant Stockholders, and hereby finally approves the Settlement in all respects and orders the Settling Parties to perform its terms to the extent the Settling Parties have not already done so. 4. The Action, all claims contained therein, any other Released Claims, and Defendants’ Released Claims, are hereby ordered as fully, finally, and forever compromised, settled, released, discharged and dismissed on the merits and with prejudice by virtue of the proceedings herein and this Judgment. The Settling Parties are to bear their own costs, except as otherwise provided in the Stipulation. 5. Upon the Effective Date, Resonant, Plaintiff, and each of Resonant’s FINAL JUDGMENT 15-CV-07568-SJO (MRWX) - 1 -

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 stockholders shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever released, relinquished, and discharged all Released Claims (including Unknown Claims) against the Released Persons, and any and all claims arising out of, relating to, or in connection with the defense, settlement or resolution of the Action against the Released Persons. Resonant, Plaintiff and each of Resonant’s stockholders shall be deemed to have, and by operation of this Judgment shall have, covenanted not to sue any Released Person with respect to any Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting the Released Claims against the Released Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. 6. Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever released, relinquished, and discharged each and all of Plaintiff or her beneficiaries, Plaintiff’s Counsel, and Resonant from Defendants’ Released Claims. The Released Persons shall be deemed to have, and by operation of this Judgment shall have, covenanted not to sue Plaintiff or her beneficiaries, Plaintiff’s Counsel, or Resonant with respect to any claims arising out of, relating to, or in connection with th eir institution, prosecution, assertion, settlement, or resolution of the Action or the Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting Defendants’ Released Claims against Plaintiff or her beneficiaries, Plaintiff’s Counsel, or Resonant. Nor shall the foregoing in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. 7. The Court finds that the Notice to Current Resonant Stockholders was made in accordance with the Preliminary Approval Order and provided the best notice practicable under the circumstances to all Persons entitled to such notice, and said notice fully satisfied the requirements of Federal Rule of Civil Procedure 23.1 FINAL JUDGMENT 15-CV-07568-SJO (MRWX) - 2 -

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 and the requirements of due process. 8. Plaintiff’s Counsel is hereby awarded attorneys’ fees and expenses in the amount of $75,000, which sum the Court finds to be fair and reasonable, and which shall be paid to Plaintiff’s Counsel in accordance with the terms of the Stipulation. Plaintiff is hereby awarded a Service Award in the amount of $1,000, which sum shall be paid out of Plaintiff’s Counsel’s Fee Award. 9. This Judgment, the fact and terms of the Stipulation, including any exhibits attached thereto, all proceedings in connection with the Settlement, and any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) shall not be offered, received, or used in any way against the Settling Parties as evidence of, or be deemed to be evidence of, a presumption, concession, or admission by any of the Settling Parties with respect to the truth of any fact alleged by Plaintiff or the validity, or lack thereof, of any claim that has been or could have been asserted in the Action or in any litigation, or the deficiency or infirmity of any defense that has been or could have been asserted in the Action or in any litigation, or of any fault, wrongdoing, negligence, or liability of any of the Released Persons; (b) shall not be offered, received, or used in any way against any of the Released Persons as evidence of, or be deemed to be evidence of, a presumption, concession, or admission of any fault, misrepresentation or omission with respect to any statement or written document approved, issued, or made by any Released Person, or against Plaintiff as evidence of any infirmity in her claims; or (c) shall not be offered, received, or used in any way against any of the Released Persons as evidence of, or be deemed to be evidence of, a presumption, concession, or admission of any liability, fault, negligence, omission or wrongdoing, or in any way referred to for any other reason as against the Released Persons, in any arbitration proceeding or other civil, criminal, or administrative action or proceeding in any court, administrative agency, or other tribunal. FINAL JUDGMENT 15-CV-07568-SJO (MRWX) - 3 -

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 10. This Judgment, the Stipulation, the Settlement, and any act performed or document executed pursuant to or in furtherance thereof, shall not be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement. However, the Released Persons may refer to the Settlement, and file the Stipulation and/or this Judgment, in any action that may be brought against them to effectuate the liability protections granted them thereunder, including, without limitation, to support a defense or claim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or claim under U.S. federal or state law or foreign law. 11. The Court finds that during the course of the Action, the Settling Parties and their counsel at all times complied with Federal Rule of Civil Procedure 11. 12. Without affecting the finality of this Judgment in any way, the Court hereby retains continuing jurisdiction over: (a) implementation of the Settlement; and (b) all Settling Parties for the purpose of construing, enforcing, and administering the Stipulation and this Judgment, including, if necessary, setting aside and vacating this Judgment, on motion of a Settling Party, to the extent consistent with and in accordance with the Stipulation if the Effective Date fails to occur in accordance with the Stipulation. 13. The Settling Parties are hereby authorized, without further approval of the Court, to unanimously agree to and adopt in writing such amendments, modifications, and expansions of the Stipulation and all exhibits attached thereto, provided that such amendments, modifications, and expansions of the Stipulation are done in accordance with the terms of Paragraph 7.6 of the Stipulation, are not materially inconsistent with this Final Judgment and do not materially limit the rights of Current Resonant Stockholders or the Released Persons under the Stipulation. 14. This Judgment is a final, appealable judgment and should be entered forthwith by the Clerk in accordance with Federal Rule of Civil Procedure 58. FINAL JUDGMENT 15-CV-07568-SJO (MRWX) - 4 -

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 15. The provisions of this Final Judgment constitute a full and complete adjudication of the matters considered and adjudged herein, and the Court determines that there is no just reason for delay in the entry of judgment. The Clerk is hereby directed to immediately enter this Final Judgment. DATED:_ HON. S. JAMES OTERO UNITED STATES DISTRICT JUDGE FINAL JUDGMENT 15-CV-07568-SJO (MRWX) - 5 -